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                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED SEPTEMBER 28, 2011
                                       TO
               THE PROSPECTUS DATED MAY 1, 2011 (AS SUPPLEMENTED)

This supplements the prospectus dated May 1, 2011 (as supplemented) for the Class L-4 Year variable annuity contract issued by First MetLife Investors Insurance Company.

The Class L-4 Year variable annuity contract offered by this prospectus is no longer available for new sales after October 7, 2011. For purchases of the contract subject to Regulation No. 60 (11 NYCRR 51) (a "Reg 60 Transaction"), this means that we must receive the paperwork we require to initiate the Reg 60 Transaction before the close of the New York Stock Exchange on October 7, 2011.

On page 1 of the prospectus, change "Class L-4 Year" to "Class L-4 Year (offered between November 22, 2004 and October 7, 2011)."

On the Securities and Exchange Commission's EDGAR system, which is available through the Securities and Exchange Commission web site (http://www.sec.gov), the class (contract) identifier for this contract has been changed to "Class L-4 Year (offered between November 22, 2004 and October 7, 2011)."

Distributor:
MetLife Investors Distribution Company                 Telephone: (800) 343-8496
5 Park Plaza, Suite 1900, Irvine, CA 92614